EX.99.906CERT

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

In connection with the report on Form N-CSR of the Fund, for the fiscal year ended June 30, 2026 (the “Report”), Maureen Quill, as President and Principal Executive Officer of AAM/Wilshire Infrastructure Fund, and Rita Dam, as Treasurer and Principal Financial Officer of AAM/Wilshire Infrastructure Fund, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his or her knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date	9/04/26

/s/ Maureen Quill
Maureen Quill
President and Principal Executive Officer

/s/ Rita Dam
Rita Dam
Treasurer and Principal Financial Officer

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed for purposes of Section 18 of the Securities Exchange Act of 1934.